UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2018

 CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive, Suite 100 Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-3300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

CONSOL Energy Inc. (the "Company," "we," "us," "our") issued a press release on August 2, 2018 announcing its 2018 second fiscal quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Please refer to our website at www.consolenergy.com for additional information regarding the Company. For example, periodically during the quarter, we may provide investor presentations, which would appear on our website in the Investors section.

The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD

Increase in Equity and Debt Repurchase Program

On August 2, 2018, CONSOL also announced that its Board of Directors (“Board”) has increased its previously authorized repurchase program to an aggregate amount of up to $100 million from $50 million, through the period ending June 30, 2019 (“repurchase period”). Under the new authorization, CONSOL management may purchase, from time to time, CONSOL outstanding shares of common stock, CONSOL 11.00% Senior Secured Notes due 2025 or common units of CONSOL Coal Resources LP (“CCR units”). These securities may be purchased on the open market, through negotiated purchases or otherwise. The repurchase plan will be subject to limitations under CONSOL’s debt covenant package and under the tax matters agreement entered into in connection with CONSOL’s separation from CNX Resources Corporation into an independently traded coal company. Any repurchases will be at CONSOL’s discretion, subject to general market conditions and other considerations, and CONSOL has no obligation to make any repurchases under the program. This new authorization provides CONSOL with a current availability of $74 million and falls within the limits of the covenants in our credit agreement. Our credit agreement also allows CONSOL to purchase up to $25 million of CCR units.

Results of Operations

The response to Item 2.02 is incorporated herein by reference to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release of CONSOL Energy Inc. dated August 2, 2018
Exhibit 99.2	Press release of CONSOL Energy Inc. dated August 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL Energy Inc.
(Registrant)

By:    /s/ DAVID M. KHANI
David M. Khani
Executive Vice President and Chief Financial Officer

Dated: August 2, 2018